Handy & Harman and Subsidiaries

Consolidated Statement of Income (Unaudited)


Year ended December 31                     1997            1996          1995
--------------------------------------------------------------------------------
Sales                              $451,110,000    $407,107,000   $427,188,000
Cost of sales                       349,411,000     293,572,000    348,737,000
--------------------------------------------------------------------------------
Gross profit                        101,699,000     113,535,000     78,451,000
Selling, general, and
  administrative expenses            54,116,000      44,504,000     45,524,000
Restructuring charge                         -               -       5,342,000
--------------------------------------------------------------------------------
Income from operations               47,583,000      69,031,000     27,585,000
--------------------------------------------------------------------------------
Other deductions (income):
  Interest expense (net)             14,452,000       9,682,000     12,598,000
  Other (net)                        (2,920,000)        376,000        701,000
-------------------------------------------------------------------------------
                                     11,532,000      10,058,000     13,299,000
--------------------------------------------------------------------------------
Income from continuing
  operations before income
  taxes and extraordinary item       36,051,000      58,973,000     14,286,000
Income tax provision                 15,141,000      25,200,000      6,777,000
--------------------------------------------------------------------------------
Income from continuing
  operations before
  extraordinary item                 20,910,000      33,773,000      7,509,000
Extraordinary loss on
  early retirement of debt
  (net of $2,030,000 income
  tax benefit)                               -       (2,889,000)            -

Discontinued operations:
  Loss from operations, net
  of income tax benefit
  $1,026,000, $252,000                       -       (1,354,000)      (365,000)

  Gain/(loss) on disposal, net
  of income taxes/(benefit)
  - ($9,190,000), $8,220,000                 -      (13,161,000)    11,496,000
--------------------------------------------------------------------------------
                                             -      (14,515,000)    11,131,000
--------------------------------------------------------------------------------
Net income                         $ 20,910,000    $ 16,369,000   $ 18,640,000
--------------------------------------------------------------------------------

Earnings per share-basic:
  Income from continuing
    operations before
    extraordinary item                    $1.75          $ 2.45          $ .53

  Extraordinary loss on early
    retirement of debt                       -             (.21)            -

  Discontinued operations                    -            (1.05)           .79
--------------------------------------------------------------------------------
Net income                                $1.75           $1.19          $1.32
--------------------------------------------------------------------------------
Basic average number of shares
  outstanding                        11,981,000      13,796,000     14,092,000
--------------------------------------------------------------------------------
Earnings per share-diluted:
  Income from continuing
    operations before
    extraordinary item                    $1.74          $ 2.44          $ .53

  Extraordinary loss on
    early retirement of debt                 -             (.21)            -

  Discontinued operations                    -            (1.05)           .79
--------------------------------------------------------------------------------
Net income                                $1.74           $1.18          $1.32
--------------------------------------------------------------------------------
Diluted average number of
  shares outstanding                 12,042,000      13,846,000     14,103,000
--------------------------------------------------------------------------------

Handy & Harman and Subsidiaries

Consolidated Balance Sheet (Unaudited)

December 31,                                             1997           1996
--------------------------------------------------------------------------------
Assets
Current assets:
  Cash                                             $  7,259,000   $  9,701,000
  Accounts receivable, less allowance for
    doubtful accounts of $1,634,000 in 1997
    and $1,686,000 in 1996                           59,084,000     51,572,000
  Inventories net of LIFO reserve of
    $106,201,000 in 1997 and $97,996,000
    in 1996                                          77,294,000     70,357,000
  Prepaid expenses, deposits and other
    current assets                                   14,611,000      7,044,000
--------------------------------------------------------------------------------
Total current assets                                158,248,000    138,674,000
--------------------------------------------------------------------------------
Investments in affiliates, at equity                  3,870,000      3,122,000

Property, plant and equipment                       218,052,000    195,623,000
  Less accumulated depreciation
    and amortization                                123,064,000    112,418,000
--------------------------------------------------------------------------------
                                                     94,988,000     83,205,000

Prepaid retirement costs (net) (see note 1)          60,659,000     54,566,000
Intangibles, net of amortization                     65,058,000     24,818,000
Other assets                                          9,974,000     12,079,000
--------------------------------------------------------------------------------
                                                   $392,797,000   $316,464,000
--------------------------------------------------------------------------------

Liabilities and Shareholders' Equity
Current liabilities:
  Short-term borrowings                                      -    $ 15,000,000
  Accounts payable                                 $ 36,999,000     30,163,000
  Futures payable                                            -       9,246,000
  Other current liabilities                          30,008,000     22,429,000
--------------------------------------------------------------------------------
Total current liabilities                            67,007,000     76,838,000
--------------------------------------------------------------------------------

Long-term debt, less current maturities             190,880,000    127,500,000
Minority interest                                     1,555,000      1,259,000
Deferred income taxes                                20,947,000     15,261,000
--------------------------------------------------------------------------------


Shareholders' equity:
  Common stock-par value $1; 60,000,000
    shares authorized; 14,611,432 shares
    issued                                           14,611,000     14,611,000
  Capital surplus                                    14,410,000     13,432,000
  Retained earnings                                 130,435,000    112,399,000
  Foreign currency translation adjustment            (1,462,000)       (61,000)
--------------------------------------------------------------------------------
                                                    157,994,000    140,381,000

Less: Treasury stock 1997 - 2,596,460 shares;
      1996 - 2,618,421 shares - at cost              45,586,000     44,308,000
      Unearned compensation                                  -         467,000
--------------------------------------------------------------------------------
Total shareholders' equity                          112,408,000     95,606,000
--------------------------------------------------------------------------------
                                                   $392,797,000   $316,464,000
--------------------------------------------------------------------------------

Consolidated Statement of Cash Flows (Unaudited)

                                               Increase (Decrease) in Cash
                                         -------------------------------------
Year Ended December 31.                    1997            1996           1995
--------------------------------------------------------------------------------
Cash flows from operating
activities:
Net income                         $ 20,910,000    $ 16,369,000   $ 18,640,000
  Adjustments to reconcile
  net income to net cash
  provided by operating
  activities:
    Extraordinary loss on
      debt retirement                        -        4,919,000             -
    Depreciation and
      amortization (1)               14,194,000      12,000,000     16,668,000
    Provision for doubtful
      accounts                          333,000       1,052,000        329,000
    Gain on disposal of
      property, plant and
      equipment                           8,000          68,000         91,000
    (Gain)/loss on disposal
      of business units                      -        8,704,000    (20,176,000)
    Net prepaid retirement costs     (6,093,000)     (3,995,000)    (2,339,000)
    Equity in earnings of affiliates   (942,000)       (421,000)      (451,000)
    Minority interest                   296,000              -              -
    Earned compensation - 1988
      long-term incentive and
      outside director stock
      option plans                      506,000         648,000        266,000
    Restructuring and nonrecurring
      charges                                -               -       8,369,000
    Changes in assets and
      liabilities, net of effects
      from acquisitions and
      divestitures:
        Accounts receivable          (3,198,000)      3,659,000      3,369,000
        Inventories                  (2,670,000)     13,227,000     (7,877,000)
        Prepaid expenses and
          other current assets       (6,906,000)     (3,767,000)     1,210,000
        Deferred charges and
          other assets                1,086,000      (1,050,000)    (2,951,000)
        Accounts payable and
          other current liabilities   7,853,000      (4,662,000)    (1,775,000)
        Federal and foreign taxes
          on income                     (77,000)     (5,279,000)     6,730,000
        Deferred income taxes         7,597,000        (274,000)       (17,000)
--------------------------------------------------------------------------------
Net cash provided by
operating activities                 32,897,000      41,198,000     20,086,000
--------------------------------------------------------------------------------

Cash flows from investing
activities:
  Proceeds from sale of
    property, plant and
    equipment                            43,000         864,000        520,000
  Capital expenditures              (18,460,000)    (14,694,000)   (23,143,000)
  Acquisition, net of cash
    and debt acquired               (52,732,000)     (3,700,000)            -
  Divestitures, net of cash
    sold                                     -        5,074,000     68,032,000
  Investment in affiliates
    - net                                    -               -         478,000
  Net investing activities
    of discontinued operations               -               -      24,750,000
--------------------------------------------------------------------------------
Net cash provided/(used) in
investing activities                (71,149,000)    (12,456,000)    70,637,000
--------------------------------------------------------------------------------
Cash flows from financing
activities:
  Short-term borrowings             (15,000,000)    (27,199,000)     5,250,000
  Net decrease in
    revolving credit facility      (120,000,000)
  Proceeds from long-term
    financing                       183,380,000
  Repayment of other long-
    term debt                                -      (64,500,000)   (11,750,000)
  Long-term revolving credit
    facilities                               -       95,000,000    (30,000,000)
  Net (increase)/decrease in
    futures receivable                       -        7,681,000     (7,681,000)
  Net increase/(decrease) in
    futures payable                  (9,246,000)      9,246,000    (37,772,000)
  Dividends paid                     (2,874,000)     (3,341,000)    (3,383,000)
  Purchase of treasury stock (net)     (347,000)    (39,174,000)    (1,222,000)
  Penalties paid on early
    retirement of debt                       -       (4,640,000)            -
  Funding proceeds from joint
    venture partner                          -        1,259,000             -
--------------------------------------------------------------------------------
Net cash provided/(used) in
financing activities                 35,913,000     (25,668,000)   (86,558,000)
--------------------------------------------------------------------------------
Effect of exchange rate changes
on net cash                            (103,000)        (10,000)       (87,000)
--------------------------------------------------------------------------------
Net change in cash                   (2,442,000)      3,064,000      4,078,000
Cash at beginning of year             9,701,000       6,637,000      2,559,000
--------------------------------------------------------------------------------
Cash at end of year                $  7,259,000    $  9,701,000   $  6,637,000
--------------------------------------------------------------------------------

Cash paid during the year for:
  Interest, net of contango on
    futures and forward contracts  $ 12,745,000    $ 12,886,000   $ 20,979,000
  Income taxes                     $  3,084,000    $ 20,678,000   $  6,365,000
--------------------------------------------------------------------------------
(1) Includes amortization of deferred financing fees of $685,000, $552,000, and $820,000 in 1997, 1996, and 1995, respectively.

Note 1: Retirement Plans and Postretirement Benefits other than Pensions Retirement Plans (Unaudited)

The Company and substantially all of its subsidiaries have noncontributory defined benefit plans covering most of their employees. The benefits are based on years of service and the employee's compensation at the time of retirement. Contributions are made by the Company as necessary to provide assets sufficient to meet the benefits payable to plan participants, and are determined in accordance with applicable minimum funding standard requirements as promulgated by the Internal Revenue Service. Such contributions are based on actuarial computations of the amount sufficient to fund normal (current service) cost plus an amortization of the unfunded actuarial accrued liability over periods of up to 30 years.

     The components of net periodic pension cost (credit) for 1997, 1996, and 1995 are as follows:


                                        1997             1996          1995
--------------------------------------------------------------------------------
Service cost-benefits earned
  during the period                  $2,491,000       $2,678,000     $3,582,000
Interest cost on the projected
  benefits obligation                 8,029,000        7,784,000      7,974,000
Return on plan assets               (60,494,000)     (26,000,000)   (37,283,000)
Net amortization
  and deferral                       43,887,000       11,202,000     21,399,000
--------------------------------------------------------------------------------
Net periodic pension
cost (credit)                       ($6,087,000)     ($4,336,000)   ($4,328,000)
--------------------------------------------------------------------------------

Assumptions used in the accounting at December 31 are:

                                        1997             1996           1995
--------------------------------------------------------------------------------
Discount rate:
  Beginning of year                     6.5%             6.5%           7.0%
  End of year                           6.5%             6.5%           6.5%
Compensation increase                   5.0%             5.0%           5.0%
Expected asset return                   8.5%             8.0%           8.0%
--------------------------------------------------------------------------------

The plans' funded status as of December 31 and the amounts recognized in the accompanying financial statements are as follows:


                                                           1997           1996
--------------------------------------------------------------------------------
Actuarial present value of benefit obligations:
  Vested benefit obligation                         $110,730,000  $107,909,000
--------------------------------------------------------------------------------
  Accumulated benefit obligation                    $115,334,000  $113,260,000
--------------------------------------------------------------------------------
  Projected benefit obligation                      $124,529,000  $119,544,000
Plan assets at fair value                            249,240,000   196,253,000
--------------------------------------------------------------------------------
Plan assets in excess of projected
  benefit obligation                                 124,711,000    76,709,000
Unrecognized net (gain)/loss                         (56,562,000)  (10,974,000)
Unrecognized prior service cost                        1,235,000      (925,000)
Unrecognized net asset                                (2,889,000)   (4,553,000)
--------------------------------------------------------------------------------
Prepaid pension cost                                $ 66,495,000   $ 60,257,000
--------------------------------------------------------------------------------

     The plans' assets are invested primarily in stocks and insurance contracts.

     The Company recorded pension curtailment gains from discontinued operations amounting to $287,000 in 1996 and $1,354,000 in 1995.


Postretirement Benefits Other Than Pensions

Certain operations of the Company provide postretirement medical benefits to current and retired employees. Certain employees of these operations become eligible for postretirement medical benefits after fulfilling minimum age and service requirements.

     Postretirement benefit costs were determined assuming discount rates of 6.5%, 6.5% and 7% for the years ended 1997, 1996, and 1995, respectively. The components of net periodic postretirement benefit cost are as follows:


                                           1997            1996           1995
--------------------------------------------------------------------------------
Service cost                           $ 71,000         $134,000     $  174,000
Interest cost                           537,000          539,000        596,000
Amortization of transition
  obligation                            223,000          311,000        371,000
--------------------------------------------------------------------------------
                                       $831,000         $984,000     $1,141,000
--------------------------------------------------------------------------------

In addition, a curtailment loss of $868,000 incurred on the 1996 sale of the refining business is included in discontinued operations.

     The Company's funding policy with respect to these benefits is to pay the amounts required to provide the benefits during each year. The following table presents the Company's postretirement medical benefits funded status as of

December 31, 1997 and 1996.

Accumulated Postretirement Benefit Obligation:

                                                        1997              1996
--------------------------------------------------------------------------------
Retirees                                         $ 5,288,000        $ 4,414,000
Future retirees                                    3,216,000          4,041,000
--------------------------------------------------------------------------------
Total accumulated postretirement
  benefit obligation                               8,504,000          8,455,000
Unrecognized transition obligation                (3,489,000)        (3,762,000)
Unrecognized actuarial gain (loss)                   821,000            998,000
--------------------------------------------------------------------------------
Net postretirement benefit liability -
  classified with prepaid retirement costs       $ 5,836,000        $ 5,691,000
--------------------------------------------------------------------------------

The assumed discount rate used to measure the accumulated postretirement benefit obligation was 6.5% for 1997 and 1996. The unrecognized transition obligation amortization period is 20 years beginning on January 1, 1991, the implementation date.

     For measurement purposes, a 15% annual rate of increase in the health care cost trend rate was assumed for 1992 through 1994; the rate was assumed to decrease gradually to 6% by the year 2003 and remain at that level thereafter. A 1% increase in the assumed health care trend rate would not have a significant impact on the accumulated postretirement benefit obligation as of December 31, 1997 and 1996.

Note 2: Debt (Unaudited)

The Company's borrowing requirements are primarily related to the level of working capital requirements and acquisition activity. At December 31, 1997, the Company had outstanding short-term borrowings of $31,500,000 under short-term uncommitted facilities. The Company's revolving credit facility and long-term financing (see discussion below) gives the Company the ability to classify these and other short term obligations aggregating $33,380,000 as long-term debt as of December 31, 1997. At December 31, 1996, the Company had short-term credit facilities of $50,000,000 and short-term borrowings of $15,000,000.

Long-term debt at December 31, 1997 and 1996 is summarized as follows:

                                                  1997                   1996
-------------------------------------------------------------------------------
Credit facility                           $ 25,000,000           $120,000,000
Senior Notes (7.31%, due 2004)             125,000,000                      -
Industrial revenue bonds,
  floating rate, due 2004-2005               7,500,000              7,500,000
-------------------------------------------------------------------------------
                                           157,500,000            127,500,000
Less installments due within year                    -                      -

-------------------------------------------------------------------------------
                                           157,500,000            127,500,000
Reclass of short-term obligations           33,380,000                      -
-------------------------------------------------------------------------------
Total long-term debt                      $190,880,000           $127,500,000
-------------------------------------------------------------------------------

On April 17, 1997 the Company completed unsecured long-term financing for $125,000,000 at a fixed rate of 7.31% due 2004. On September 29,1997 the Company replaced its prior $200,000,000 revolving credit facilty, which provided $150,000,000 for a three year period and $50,000,000 for 364 days with a new unsecured $200,000,000 revolving credit facility which provides $200,000,000 for a five year period maturing in 2002, subject to annual one-year extensions. At December 31, 1997 there was $25,000,000 borrowed under this facility.

     All the above loans have restrictive covenants. At December 31, 1997, the Company was in compliance with all convenants.